                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT





                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934





Date of Report (Date of Earliest Event Reported): February 2, 1999
                                                  ----------------

                         Atlantic Premium Brands, Ltd.
               (Exact Name of Registrant as Specified in Charter)
               --------------------------------------------------

            Delaware                  1-13747                   36-3761400
----------------------------        -----------             -------------------
(State or Other Jurisdiction        (Commission               (IRS Employer
      of incorporation)             File Number)            Identification No.)


          650 Dundee Road, Suite 370, Northbrook, Illinois     60062
          ------------------------------------------------     -----
               (Address of Principal Executive Offices)      (Zip Code)

        Registrant's telephone number, including area code (847) 480-4000
                                                           --------------

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

     Atlantic Premium Brands, Ltd. (the "Company") has completed the sale of substantially all the assets of its Beverage Division. The operations of the Beverage Division consisted of the wholesale purchasing, marketing and distribution of nonalcoholic beverages to retail trade accounts in the greater Baltimore and Washington D.C. metropolitan areas.

     The disposition of the Beverage Division's distribution rights and inventories for the Mistic(R), Stewart's(R) and AriZona(TM) brands, along with certain other related assets, occurred in two stages on December 1, 1998 and January 11, 1999. The purchaser of these assets was Canada Dry Potomac Corporation. The remaining accounts receivable and inventory, as well as substantially all the furniture and equipment, of the Beverage Division were sold to Master Distributors, Inc. on February 2, 1999.

     The consideration received by the Company from these transactions totaled approximately $3,500,000 and consisted of approximately $3,100,000 in cash, a promissory note payable to the Company for $260,000 and the assumption by the purchasers of approximately $140,000 in liabilities and obligations of the Beverage Division.

     The Company has been advised that a former manager of the Beverage Division is a shareholder of Master Distributors, Inc.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a) Not Applicable.

(b) The pro forma financial information required by Item 7(b) relating to the disposition of the Company's Beverage Division described in Item 2 is included in pages F-1 through F-6.

(c) Exhibits.

    2.1 Asset Purchase Agreement dated as of November 24, 1998 between the Company and Canada Dry Potomac Corporation*
    2.2 Asset Purchase Agreement dated February 2, 1999 between the Company and Master Distributors, Inc.*

--------------
*        Filed herewith.

                         PRO FORMA FINANCIAL INFORMATION


The following unaudited pro forma consolidated balance sheet as of September 30, 1998 and the unaudited pro forma consolidated statements of operations for the nine months ended September 30, 1998 and for the year ended December 31, 1997 give effect to the sale of the Beverage Division described in this Form 8-K. In March 1998, the Company acquired J.C. Potter Sausage Company, Inc. The unaudited pro forma consolidated statments of operations have been adjusted to give effect to (i) the consummation of the acquisition of the J.C. Potter Sausage Company, Inc., (ii) the acquisition of new debt to complete the transaction described in
(i) and (iii) the retirement of existing debt in conjunction with the transaction. The unaudited pro forma consolidated balance sheet is presented as if the sale of the Beverage Division had occurred on September 30, 1998. The unaudited pro forma consolidated statements of operations are presented as if the sale of the Beverage Division and the acquisition of J.C. Potter Sausage Company, Inc. had occurred at the beginning of the periods presented. The unaudited pro forma information is presented for illustrative purposes only and may not be indicative of the results that would have been obtained had the sale of the Beverage Division and acquisition of J.C. Potter Sausage Company, Inc. actually occurred on the dates assumed, nor is it necessarily indicative of the future consolidated results of operations.

                         ATLANTIC PREMIUM BRANDS, LTD.
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                               SEPTEMBER 30, 1998
                                  (UNAUDITED)


                                                                                                  Reclassify
                                                                                                   Beverage
                                                                                                 Division to
                                                                                                 Discontinued
                                                                     Historical                   Operations
                                                                  -----------------           -----------------
                              ASSETS
CURRENT ASSETS:
      Cash                                                                2,453,265
      Account receivable, net of allowance for doubtful                   9,156,255                  (2,160,815)
           accounts of $217,000
      Notes receivable                                                            -                           -
      Inventory                                                           6,545,753                  (1,372,643)
      Prepaid expenses and other                                            827,841                    (166,059)
      Net current assets of division held for
            disposition                                                                               2,019,921
                                                                  -----------------           -----------------
                 Total current assets                                    18,983,114                  (1,679,596)

PROPERTY, PLANT AND EQUIPMENT, net                                       13,507,726                  (1,094,879)

GOODWILL, net                                                            13,168,338
OTHER ASSETS, net                                                         1,745,107                    (231,066)
Net non-current assets of division held for
      disposition                                                                                     1,286,896
                                                                  -----------------           -----------------
                Total Assets                                             47,404,285                  (1,718,645)
                                                                  =================           =================

               LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
      Bank overdraft                                                      3,109,277                    (521,080)
      Line of credit                                                      4,035,620
      Current portion of long-term debt                                   1,284,110
      Accounts payable                                                    7,199,847                    (906,872)
      Accrued expenses                                                    2,546,728                    (251,644)
                                                                  -----------------           -----------------
                Total current liabilities                                18,175,582                  (1,679,596)

LONG-TERM DEBT, net of current portion                                   17,311,121
CAPITAL LEASE                                                                                           (39,049)
PUT WARRANTS                                                              1,435,000
                                                                  -----------------           -----------------

                Total Liabilities                                        36,921,703                  (1,718,645)

COMMITMENTS AND CONTINGENCIES
STOCKHOLDERS' EQUITY
      PREFERRED STOCK

      COMMON STOCK                                                           74,355

      ADDITIONAL PAID IN CAPITAL                                         12,200,124
      ACCUMULATED DEFICIT                                                (1,791,897)
                                                                  -----------------           -----------------
                Total Stockholders' Equity                               10,482,582                           -

                Total Liabilities and Stockholders' Equity               47,404,285                  (1,718,645)
                                                                  =================           =================


                                                                      Pro Forma
                                                                     Adjustments                   Pro Forma
                                                                  ------------------          ------------------
                              ASSETS
CURRENT ASSETS:
      Cash                                                                                             2,453,265
      Account receivable, net of allowance for doubtful                                                6,995,440
           accounts of $217,000
      Notes receivable                                                       260,000 (g)                 260,000
      Inventory                                                                                        5,173,110
      Prepaid expenses and other                                                                         661,782
      Net current assets of division held for
            disposition                                                   (2,019,921)(h)                       -
                                                                  ------------------          ------------------
                 Total current assets                                     (1,759,921)                 15,543,597

PROPERTY, PLANT AND EQUIPMENT, net                                                                    12,412,847

GOODWILL, net                                                                                         13,168,338
OTHER ASSETS, net                                                                                      1,514,041
Net non-current assets of division held for
      disposition                                                         (1,286,896)(h)                       -
                                                                  ------------------          ------------------
                Total Assets                                              (3,046,817)                 42,638,823
                                                                  ==================          ==================

        LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
      Bank overdraft                                                                                   2,588,197
      Line of credit                                                                                   4,035,620
      Current portion of long-term debt                                                                1,284,110
      Accounts payable                                                                                 6,292,975
      Accrued expenses                                                       264,093(i)                2,559,177
                                                                  ------------------          ------------------
                Total current liabilities                                          -                  16,760,079

LONG-TERM DEBT, net of current portion                                    (3,110,910)(j)              14,200,211
CAPITAL LEASE                                                                                            (39,049)
PUT WARRANTS                                                                                           1,435,000
                                                                  ------------------          ------------------

                Total Liabilities                                         (2,846,817)                 32,356,241

COMMITMENTS AND CONTINGENCIES
STOCKHOLDERS' EQUITY
      PREFERRED STOCK

      COMMON STOCK                                                                                        74,355

      ADDITIONAL PAID IN CAPITAL                                                                      12,200,124
      ACCUMULATED DEFICIT                                                   (200,000)(k)              (1,991,897)
                                                                  ------------------          ------------------
                Total Stockholders' Equity                                  (200,000)                 10,282,582

                Total Liabilities and Stockholders' Equity                (3,046,817)                 42,638,823
                                                                  ==================          ==================

See accompanying notes to pro forma financial information.

                         ATLANTIC PREMIUM BRANDS, LTD.
                        PRO FORMA CONSOLIDATED STATEMENT
                                 OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1997
                                  (UNAUDITED)

                                                                             J.C. Potter          Pro Forma            Pro Forma
                                                   The Company                 Sausage           Adjustments            Combined
                                                   ------------------      ----------------    ----------------      --------------
Net Sales                                                172,198,494             37,028,436          (1,143,576)(a)    208,083,354
Cost Sales                                               152,608,121             29,920,230          (1,143,576)(a)    181,384,775
                                                   -----------------       ----------------    ----------------     --------------
    Gross Profit                                          19,590,373              7,108,206                   -         26,698,579
                                                   -----------------       ----------------    ----------------     --------------
Selling, general and
   administrative expenses:
   Salaries and benefits                                   7,997,062              1,402,721                   -          9,399,783
   Other operating expenses                                8,493,832              2,719,638                   -         11,213,470
   Depreciation and amortization                           1,381,221                821,043             (17,948)(b)      2,184,316
                                                   -----------------       ----------------    ----------------     --------------
   Total operating expense                                17,872,115              4,943,402             (17,948)        22,797,569
                                                   -----------------       ----------------    ----------------     --------------

       Income from operations                              1,718,258              2,164,804              17,948          3,901,010


Interest income (expense)                                 (1,692,610)                63,705            (822,503)(c)     (2,451,408)
Other income                                                 381,209                568,180                   -            949,389
                                                   -----------------       ----------------    ----------------     --------------
    Total nonoperating income (expense)                   (1,311,401)               631,885            (822,503)        (1,502,019)
                                                   -----------------       ----------------    ----------------     --------------

       Income before income tax provision                    406,857              2,796,689            (804,555)         2,398,991
Income tax provision                                          50,000                513,725             565,797 (d)      1,129,522
                                                    -----------------      ----------------    ----------------     --------------
Income from continuing operations                            356,857              2,282,964          (1,370,352)         1,269,469
                                                    -----------------      ----------------    ----------------     --------------



                                                        Reclassify
                                                         Beverage
                                                       Division to
                                                       Discontinued           Pro Forma
                                                        Operations            Adjustments          Pro Forma
                                                   ------------------      ----------------    ------------------
Net Sales                                                 (21,149,844)                                186,933,510
Cost Sales                                                (14,990,879)                                166,393,896
                                                   ------------------      ----------------    ------------------
    Gross Profit                                           (6,158,965)                                 20,539,614
                                                   ------------------      ----------------    ------------------
Selling, general and
   administrative expenses:
   Salaries and benefits                                   (3,392,401)                                  6,007,382
   Other operating expenses                                (2,162,723)                                  9,050,747
   Depreciation and amortization                             (444,125)                                  1,740,191
                                                   ------------------      ----------------    ------------------
   Total operating expense                                 (5,999,249)                                 16,798,320
                                                   ------------------      ----------------    ------------------

       Income from operations                                (159,716)                                  3,741,294


Interest income (expense)                                     265,732               278,737(e)         (1,906,939)
Other income                                                   12,457                                     961,846
                                                   ------------------      ----------------    ------------------
    Total nonoperating income (expense)                       253,275               278,737              (970,007)
                                                   ------------------      ----------------    ------------------

       Income before income tax provision                      93,559                                   2,492,550
Income tax provision                                          (15,000)              105,920(f)          1,220,442
                                                   ------------------      ----------------    ------------------
Income from continuing operations                             108,559               384,657             1,762,685
                                                   ------------------      ----------------    ------------------


See accompanying notes to pro forma financial information.

                         ATLANTIC PREMIUM BRANDS, LTD.
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998
                                  (UNAUDITED)




                                                                                   J.C. Potter    Pro Forma        Pro Forma
                                                                     The Company     Sausage     Adjustments        Combined
                                                                     -----------   -----------   -----------      -----------
Net Sales                                                            145,463,948    7,446,259     (285,894) (a)    152,624,313
Cost Sales                                                           123,946,263    5,108,207     (285,894) (a)    128,768,576
                                                                     -----------   ----------    ---------         -----------
           Gross Profit                                               21,517,685    2,338,052                       23,855,737
                                                                     -----------   ----------    ---------         -----------

Selling, general and
     administrative expenses:
     Salaries and benefits                                             8,555,208      372,045                        8,927,253
     Other operating expenses                                          8,504,189      804,374                        9,308,563
     Depreciation and amortization                                     1,505,918      152,793       47,981 (b)       1,706,692
                                                                     -----------   ----------    ---------         -----------
     Total operating expense                                          18,565,315    1,329,212       47,981          19,942,508
                                                                     -----------   ----------    ---------         -----------

           Income from operations                                      2,952,370    1,008,840      (47,981)          3,913,229

Interest income (expense)                                             (1,902,521)      28,338     (264,951) (c)     (2,139,134)
Other income                                                             189,239                                       189,239
                                                                     -----------   ----------    ---------         -----------
     Total nonoperating income (expense)                              (1,713,282)      28,338     (264,951)         (1,949,895)
                                                                     -----------   ----------    ---------         -----------

           Income before income tax provision                          1,239,088    1,037,178     (312,932)          1,963,334
Income tax provision                                                       9,500      369,602       30,749 (d)         409,851
                                                                     -----------   ----------    ---------         -----------
Income from continuing operations                                      1,229,588      667,576     (343,681)          1,553,483
                                                                     -----------   ----------    ---------         -----------




                                                             Reclassify
                                                              Beverage
                                                             Division to
                                                            Discontinued            Pro Forma
                                                             Operations            Adjustments            Pro Forma
                                                          ----------------        ---------------       --------------
Net Sales                                                      (16,047,607)                                136,576,706
Cost Sales                                                     (11,378,883)                                117,389,693
                                                           ---------------        ---------------       --------------
           Gross Profit                                         (4,668,724)                                 19,187,013
                                                           ---------------        ---------------       --------------

Selling, general and
     administrative expenses:
     Salaries and benefits                                      (2,622,521)                                  6,304,732
     Other operating expenses                                   (1,745,069)                                  7,563,494
     Depreciation and amortization                                (447,924)                                  1,258,768
                                                           ---------------        ---------------       --------------
     Total operating expense                                    (4,815,514)                                 15,126,994
                                                           ---------------        ---------------       --------------

           Income from operations                                 (146,790)                                  3,766,439

Interest income (expense)                                           86,243                217,452(e)        (1,835,439)
Other income                                                         4,151                                     193,390
                                                          ----------------        ---------------       --------------
     Total nonoperating income (expense)                            90,394                217,452           (1,642,049)
                                                          ----------------        ---------------       --------------

           Income before income tax provision                     (237,184)               217,452            1,943,602
Income tax provision                                              (315,500)                82,632(f)           176,983
                                                           ---------------        ---------------       --------------
Income from continuing operations                                   78,316                134,820            1,766,619
                                                           ---------------        ---------------       --------------


See accompanying notes to pro forma financial information.

                               NOTES TO PRO FORMA
                             FINANCIAL INFORMATION

                                                   NINE MONTHS
                                                     ENDED          YEAR ENDED
                                                  SEPTEMBER 30,    DECEMBER 31,
                                                      1998            1997
                                                  -------------    ------------
(a) Adjustment to eliminate sales between
    J.C. Potter Sausage and Atlantic
    Premium Brands subsidiaries
(b) To reflect the impact of the different
    bases of acquired property, plant and
    equipment as calculated below:

    Depreciation expense on acquired assets        $ 200,774          803,095
    Less: Depreciation expense recorded
    by acquired company                             (152,793)        (821,043)
                                                   ---------       ----------
                                                   $  47,981          (17,498)
                                                   ---------       ----------

(c) To reflect interest expense in connection with the debt refinancing

    Interest on term debt                          $(255,313)      (1,021,250)
    Interest on senior subordinated note            (162,500)        (650,000)
    Amortization of discount on senior
    subordinated note                                (51,250)        (205,000)
    Interest on line of credit                      (159,716)        (638,863)
    Interest expense on old debt                     363,827       (1,692,610)
                                                   ---------       ----------
                                                   $(264,951)      (4,207,723)
                                                   ---------       ----------

(d) Income tax provision attributable to adjustments (b) and (c).

(e) To record assumed reduction in interest expense arising from the repayment of indebtedness using the funds received from the sale of the Beverage Division.
    It is assumed that the indebtedness
    repaid had an average interest rate of
    9.32% and 8.96% for the nine months
    ended September 30, 1998 and the year
    ended December 31, 1997, respectively.

(f) To record income tax expense attributable to adjustment (e) at a combined Federal, state, and local tax rate of 38%.

(g) To record the $260,000 note receivable acquired in conjunction with the sale of the Beverage Division.

(h) To record the sale of the assets and liabilities of the Beverage Division.

(i) In connection with the sale of the
    Beverage Division, the Company
    recorded liabilities primarily
    related to severance, legal and
    accounting expenses, and lease
    obligations which have no future
    benefit.

                               NOTES TO PRO FORMA
                             FINANCIAL INFORMATION


(j) To record the assumed reduction in long-term debt arising from the receipt of cash in conjunction with the sale of the Beverage Division.

(k) To record the effects of adjustments (g), (h) and (i) on shareholders' equity.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          ATLANTIC PREMIUM BRANDS, LTD.


                          By:    /s/ Thomas M. Dalton
                                 ---------------------
                          Name:  Thomas M. Dalton
                          Title: Senior Vice President and
                                 Chief Financial Officer



Dated: February 15, 1999

                                  Exhibit Index
                                  -------------




     Exhibit #                               Description
-------------------       -----------------------------------------------------

        2.1 Asset Purchase Agreement dated as of November 24, 1998 between the Company and Canada Dry Potomac Corporation.*

        2.2 Asset Purchase Agreement dated February 2, 1999 between the Company and Master Distributors, Inc.*


--------------
*       Filed herewith.